The Osterweis Fund
The Osterweis Strategic Income Fund

Supplement dated April 24, 2009 to
Prospectus dated June 30, 2008

Page 25 of the Prospectus

Please note that effective June 30, 2009, The Osterweis Funds’ redemption fee will be waived on sales or exchanges of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans.

Please retain this Supplement with the Prospectus.